EXHIBIT 4.1

July 28, 2020

Invesco Capital Markets Inc.

11 Greenway Plazas

Houston, TX 77046-1173

The Bank of New York

2 Hanson Place 12th floor

Brooklyn, New York 11217

Unit Investment Trust Dept.

RE: Invesco Unit Trusts, Municipal Series 1350

Gentlemen:

We have examined Registration Statement File No. 333-239457 for the above mentioned trust. We hereby acknowledge that ICE Data Pricing & Reference Data, LLC is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to ICE Data Pricing & Reference Data, LLC as evaluator.

In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolios are the ratings indicated in our Securities Data Manager database as of the date of the evaluation report.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Very truly yours,

/s/ Mark Heckert

Mark Heckert

Head of Pricing and Analytics

www.theice.com

July 28, 2020

The Bank of New York

2 Hanson Place 12th floor

Brooklyn, New York 11217

Unit Investment Trust Dept.

RE: Invesco Unit Trusts, Municipal Series 1350

Gentlemen:

We are enclosing a list of bonds appearing in the portfolio of the above new series. The Offering prices listed herein reflect ICE Data Pricing & Reference Data, LLC evaluation of the market value and are in accordance with the valuation method set forth in the current prospectus, as of the above date.

Very truly yours,

/s/ Mark Heckert

Mark Heckert

Head of Pricing and Analytics

cc:	Invesco Capital Markets Inc.
Morgan, Lewis & Bockius LLP

www.theice.com

July 28, 2020

The Bank of New York

2 Hanson Place 12th floor

Brooklyn, New York 11217

Unit Investment Trust Dept.

RE: Invesco Unit Trusts, Municipal Series 1350

Gentlemen:

We are enclosing a list of bonds appearing in the portfolio of the above new series. The Bid prices herein reflect ICE Data Pricing & Reference Data, LLC evaluation of the current market value and are in accordance with the valuation method set forth in the current prospectus, as of the above date.

Very truly yours,

/s/ Mark Heckert

Mark Heckert

Head of Pricing and Analytics

cc:	Invesco Capital Markets Inc.
Morgan, Lewis & Bockius LLP

www.theice.com